Exhibit 77C
          Kemper Target Equity Fund
          Form N-SAR for the period ended 12/31/95
          File No. 811-5896
          Page 1


          A special meeting of Registrant's shareholders was held on September 19, 1995. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   James E. Akins

                       Vote             Number
                       ----             -----------
                       FOR               37,666,268
                       WITHHELD           2,382,927

                   Arthur R. Gottschalk

                       Vote             Number
                       ----             -----------
                       FOR               37,676,278
                       WITHHELD           2,374,917

                   Frederick T. Kelsey

                       Vote             Number
                       ----             -----------
                       FOR               37,662,263
                       WITHHELD           2,386,932

                   David B. Mathis

                       Vote             Number
                       ----             -----------
                       FOR               37,770,396
                       WITHHELD           2,278,799

                   Fred B. Renwick

                       Vote             Number
                       ----             -----------
                       FOR               37,690,297
                       WITHHELD           2,358,898

                   Stephen B. Timbers

                       Vote             Number
                       ----             -----------
                       FOR               37,718,332
                       WITHHELD           2,330,863












          Exhibit 77C
          Kemper Target Equity Fund
          Form N-SAR for the period ended 12/31/95
          File No. 811-5896
          Page 2


                   John B. Tingleff

                       Vote             Number
                       ----             -----------
                       FOR               37,762,386
                       WITHHELD           2,286,809

                   John G. Weithers

                       Vote             Number
                       ----             -----------
                       FOR               38,014,696
                       WITHHELD           2,034,499



          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR               37,794,664
                       AGAINST              521,615
                       ABSTAIN            1,732,910



          Item 3:  New Investment Management Agreement

               Kemper Retirement Fund Series I

                       Vote             Number
                       ----             -----------
                       FOR                5,413,119
                       AGAINST              154,775
                       ABSTAIN              372,349

               Kemper Retirement Fund Series II

                       Vote             Number
                       ----             -----------
                       FOR                7,356,465
                       AGAINST              138,655
                       ABSTAIN              434,460
















          Exhibit 77C
          Kemper Target Equity Fund
          Form N-SAR for the period ended 12/31/95
          File No. 811-5896
          Page 3


              Kemper Retirement Fund Series III

                       Vote             Number
                       ----             -----------
                       FOR                6,137,650
                       AGAINST              142,586
                       ABSTAIN              479,511

               Kemper Retirement Fund Series IV

                       Vote             Number
                       ----             -----------
                       FOR                1,611,806
                       AGAINST              154,220
                       ABSTAIN              508,185

              Kemper Retirement Fund Series V

                       Vote             Number
                       ----             -----------
                       FOR                7,932,851
                       AGAINST              119,202
                       ABSTAIN              371,142

               Kemper Retirement Fund Series VI

                       Vote             Number
                       ----             -----------
                       FOR                  396,954
                       AGAINST                  763
                       ABSTAIN               18,873

               Kemper Worldwide 2004 Fund

                       Vote             Number
                       ----             -----------
                       FOR                1,611,806
                       AGAINST               29,360
                       ABSTAIN               69,352







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